               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20509

                           FORM 8-K

                         CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                          July 16, 1999
                          -------------
                         Date of Report
               (Date of Earliest Event Reported)

                   RENU-U INTERNATIONAL, INC.
                   --------------------------
     (Exact Name of Registrant as Specified in its Charter)

       Delaware                     01-07301                 75-1329265
       ------                       -------                  ----------
(State or other juris-          (Commission File No.)       (IRS Employer
diction of incorporation)                                    I.D. No.)

                 4051 East La Palma Avenue, Suite C
                     Anaheim, California 92807
                ------------------------------------
              (Address of Principal Executive Offices)

                         (714) 666-2020
                         --------------
                 Registrant's Telephone Number

                 3809 South West Temple, Suite 1B
                    Salt Lake City, Utah 84115
                    --------------------------
        (Former Name and Address of Principal Executive Offices)

Item 1.   Changes in Control of Registrant.

          None; not applicable.

Item 2.   Acquisition or Disposition of Assets.

          None; not applicable.

Item 3.   Bankruptcy or Receivership.

          None; not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Crouch, Bierwolf & Chisholm, of Salt Lake City, Utah, audited the financial statements of the Registrant for the calendar year ended December 31, 1997; these financial statements accompanied the Registrant's Annual Report on Form 10-KSB for the calendar year ended December 31, 1997, which was previously filed with the Securities and Exchange Commission, and which is incorporated herein by reference.

          Andersen, Andersen & Strong, of Salt Lake City, Utah, were engaged on July 16, 1999, by the Board of Directors of the Registrant to audit the financial statements of the Registrant for the calendar year ended December 31, 1999; and the financial statements of RGB Technology Group, Inc., a Delaware corporation ("RGB"), which was acquired by the Registrant pursuant to an Acquisition and Reorganization Agreement dated June 8, 1999 (the "Plan").

           There were no disagreements between the Registrant and Crouch, Bierwolf & Chisholm, whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved, would have caused them to make reference to the subject matter of the disagreement in connection with their report.

           The report of Crouch, Bierwolf & Chisholm did not contain any adverse opinion or disclaimer of opinion, and with the exception of a standard "going concern" qualification because of the lack of operating capital of the Registrant on the date of the above-referenced Annual Report on Form 10-KSB, was not qualified or modified as to uncertainty, audit scope or accounting principles.

           During the Registrant's three most recent fiscal years, and since then, neither Crouch, Bierwolf & Chisholm, nor Andersen, Andersen & Strong has advised the Registrant that any of the following exists or is applicable:

          (1) That the internal controls necessary for the Registrant to develop reliable financial statements do not exist, that information has come to their attention that has lead them to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management;

          (2) That the Registrant needs to expand significantly the scope of its audit, or that information has come to their attention that if further investigated may materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or any other financial presentation, or cause them to be unwilling to rely on management's representations or be associated with the Registrant's financial statements for the foregoing reasons or any other reason; or

          (3) That they have advised the Registrant that information has come to their attention that they have concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements for the foregoing reasons or any other reason.


           During the Registrant's three most recent fiscal years and since then, the Registrant has not consulted Andersen, Andersen & Strong regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements or any other financial presentation whatsoever.

           The Registrant has provided Crouch, Bierwolf & Chisholm with a copy of the disclosure provided under this caption of this Report, and has advised it to provide the Registrant with a letter addressed to the Securities and Exchange Commission as to whether it agrees or disagrees with the disclosures made herein. A copy of its response is attached hereto and incorporated herein by this reference. See Item 7 of this Report.

Item 5.   Other Events.

          None; not applicable.

Item 6.   Resignations of Registrant's Directors.

          None; not applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

          (a)   Financial Statements

          None; not applicable.

          (b)   Exhibits

         13.1 Annual Report on Form 10-KSB for the calendar year ended December 31, 1996*

         13.2 Annual Report on Form 10-KSB for the calendar year ended December 31, 1997*


         16         Letter regarding change in certifying accountants

         * Incorporated herein by reference.

Item 8.   Change in Fiscal Year.

          None; not applicable.











                           SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              RENU-U INTERNATIONAL, INC.

Date: July 20, 1999           By: /s/ Donald H. Hansen, O.D.
      -------------               --------------------------------------
                                 Donald H. Hansen, O.D.
                                 President and Director

Date: July 20, 1999           By: /s/ Julie Kim
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                                 Julie Kim
                                 Secretary/Treasurer and Director